                                                             EXHIBIT (h)(19)(b)

                     Amendment to Participation Agreement
             Franklin Templeton Variable Insurance Products Trust
                     Franklin Templeton Distributors, Inc.
       The United States Life Insurance Company in the City of New York

   The participation agreement, dated as of November 1, 2001, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and The United States Life Insurance Company in the City of New York (the "Agreement") is hereby amended as follows:

   Schedules A, C and D of the Agreement are hereby deleted in their entirety and replaced with the Schedules A, C and D attached hereto, respectively.

   All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of ________, 2003.

Franklin Templeton Variable Insurance Products Trust

By:
        -------------------------
Name:
        -------------------------
Title:
        -------------------------

Franklin Templeton Distributors, Inc.

By:
        -------------------------
Name:
        -------------------------
Title:
        -------------------------

The United States Life Insurance
Company in the City of New York

By:
        -------------------------
Name:
        -------------------------
Title:
        -------------------------

                                  Schedule A

                                  The Company

The United States Life Insurance Company in the City of New York
830 Third Avenue
New York, New York 10022

A life insurance company organized as a corporation under New York law.

                                  Schedule C

 Available Portfolios and Classes of Shares of the Trust; Investment Advisers

Franklin Templeton Variable Insurance Products Trust         Investment Adviser
---------------------------------------------------- ----------------------------------

 Franklin U.S. Government Fund-Class 2               Franklin Advisers, Inc.
 Mutual Shares Securities Fund-Class 2               Franklin Mutual Advisers, LLC
 Templeton Foreign Securities Fund-Class 2           Templeton Investment Counsel, Inc.
 Franklin Small Cap Value Securities Fund - Class 2  Franklin Advisory Services, LLC

                                  Schedule D

                           Contracts of the Company

                                       Product Name
                                      Registered Y/N         Separate Account Name
               Insurance                1933 Act #              Registered Y/N
  #             Company               State Form ID               1940 Act #           Classes of Shares and Portfolios
---- ----------------------------- --------------------- ----------------------------- --------------------------------
  01 The United States Life        Platinum Investor     The United States Life         Class 2 shares:
     Insurance                     VUL                   Insurance Company in the City  Franklin U.S. Government Fund
     Company in the City of New    Yes                   of New York Separate Account   Mutual Shares Securities Fund
     York                          333-79471             USL VL-R                       Templeton International
                                   97600N                Yes                            Securities Fund
                                                         811-09359

  02 The United States Life        Platinum Investor     The United States Life         Class 2 shares:
     Insurance Company in the City Survivor VUL          Insurance Company in the City  Franklin U.S. Government Fund
     of New York                   Yes                   of New York Separate Account   Mutual Shares Securities Fund
                                   333-57026             USL VL-R                       Templeton International
                                   99206N                Yes                            Securities Fund
                                                         811-09359

  03 The United States Life        Platinum Investor     The United States Life         Class 2 shares:
     Insurance Company in the City PLUS VUL              Insurance Company in the City  Franklin U.S. Government Fund
     of New York                   333-_______           of New York Separate Account   Mutual Shares Securities Fund
                                   02600N                USL VL-R                       Templeton Foreign Securities
                                                         Yes                            Fund
                                                         811-09359                      Franklin Small Cap Value
                                                                                        Securities Fund

  04 The United States Life        Platinum Investor     The United States Life         Class 2 shares:
     Insurance Company in the City Survivor II VUL       Insurance Company in the City  Franklin U.S. Government Fund
     of New York                   333-_______           of New York Separate Account   Mutual Shares Securities Fund
                                   01206N                USL VL-R                       Templeton Foreign Securities
                                                         Yes                            Fund
                                                         811-09359                      Franklin Small Cap Value
                                                                                        Securities Fund

  05 The United States Life        Platinum Investor III The United States Life         Class 2 shares:
     Insurance Company in the City VUL                   Insurance Company in the City  Franklin U.S. Government Fund
     of New York                   333-_______           of New York Separate Account   Mutual Shares Securities Fund
                                   00600N                USL VL-R                       Templeton Foreign Securities
                                                         Yes                            Fund
                                                         811-09359                      Franklin Small Cap Value
                                                                                        Securities Fund

  06 The United States Life        Platinum Investor IVA The United States Life         Class 2 shares:
     Insurance Company in the City 333-_______           Insurance Company in the City  Franklin U.S. Government Fund
     of New York                   ______N               of New York Separate Account   Mutual Shares Securities Fund
                                                         USL VA-R                       Templeton Foreign Securities
                                                         Yes                            Fund
                                                         811-09359                      Franklin Small Cap Value
                                                                                        Securities Fund